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                         CONSENT OF ARTHUR ANDERSEN LLP

                               ARTHUR ANDERSEN LLP

                                                                    EXHIBIT 23.1




                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our report included in this Form 8-K, into Form S-8 (File Nos. 333-01616, 333-04073, 333-46705, 333-57233, 333-65413, 333-79425 and 333-79429) and the Company's
previously filed Registration Statements on Form S-3 (File No. 333-37378).



                                            /s/ ARTHUR ANDERSEN LLP




Denver, Colorado,
August 10, 2000.